UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 20, 2023

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 495-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	PTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2023, Palatin Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the following: (1) election of directors (“Proposal 1”), (2) ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 (“Proposal 2”), (3) approval of an amendment to the Company’s 2011 Stock Incentive Plan, as amended and restated, to increase the number of shares available for equity awards by 1,000,000 shares (“Proposal 3”), and (4) to advise the Company whether stockholders approve the compensation of the Company’s named executive officers for the fiscal year ended June 30, 2022 (“Proposal 4”).

As of May 8, 2023 (the “Record Date”), the total number of outstanding shares entitled to vote at the Annual Meeting was: 11,439,689 shares of common stock, one vote per share and 4,030 shares of Series A Preferred Stock, with approximately 0.86 votes per share, for a total of 3,451 votes.  The combined total of votes entitled to be cast at the Annual Meeting as of the Record Date was a total of 11,443,140 votes.  At the Annual Meeting, the total number of votes present in person or by proxy was 4,984,370.

Proposal 1.  Election of Directors. The stockholders elected the following seven directors to serve until the next annual meeting, or until their successors are elected and qualified, by the votes set forth below:

Nominee	FOR	WITHHELD
01) Carl Spana, Ph.D.	1,525,651	459,087
02) John K.A. Prendergast, Ph.D.	1,275,879	708,859
03) Robert K. deVeer, Jr.	1,546,992	437,746
04) J. Stanley Hull	1,553,842	430,896
05) Alan W. Dunton, M.D.	1,562,480	422,258
06) Arlene M. Morris	1,384,972	599,766
07) Anthony M. Manning, Ph.D.	1,542,279	442,459

Broker Non-Votes: 2,999,632 for each director

Proposal 2.  Ratification of Appointment of Independent Registered Public Accounting Firm.  The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023, by the votes set forth below:

For	Against	Abstain
4,575,827	378,813	29,730

Broker Non-Votes:  Not Applicable

Proposal 3.  Approval of an Amendment to the Company’s 2011 Stock Incentive Plan to Increase the Number of Shares Available for Equity Awards by 1,000,000 Shares.  The stockholders approved the amendment to the Company’s 2011 Stock Incentive Plan to increase the number of shares available for equity awards by 1,000,000 shares, by the votes set forth below:

For	Against	Abstain
1,312,262	634,396	18,140

Broker Non-Votes:  2,999,632

Proposal 4: Advise the Company whether Stockholders Approve the Compensation of the Company’s Named Executive Officers for the fiscal year ended June 30, 2022. The stockholders voted to advise the Company that they do approve the compensation of the Company’s named executive officers, by the votes set forth below:

For	Against	Abstain
1,332,202	634,396	18,140

Broker Non-Votes:   2,999,632

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: June 21, 2023	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial Officer and Chief Operating Officer

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